Exhibit 99.1

DISTRIBUTION SOLUTIONS GROUP ANNOUNCES PROPOSED

$700 MILLION SENIOR NOTES OFFERING

Fort Worth, Texas – (October 5, 2026) – Distribution Solutions Group, Inc. (NASDAQ: DSGR) (“DSG” or the “Company”), a premier specialty distribution company, today announced that Eclipse Acquisitions Merger Sub, Inc. (“Escrow Issuer”), a newly formed corporation controlled by LKCM Headwater Investments, LLC (“LKCM Headwater” or the “Sponsor”), an affiliate of the Company, plans to offer $700 million aggregate principal amount of Senior Notes due 2032 (the “Notes”), subject to market and other conditions (the “Offering”).

The Notes will initially be issued by the Escrow Issuer. The gross proceeds from the sale of the Notes are expected to be placed into an escrow account pending the satisfaction of certain conditions, including, but not limited to, the substantially concurrent consummation of the previously announced merger (the “Merger”), pursuant to which affiliates of LKCM Headwater will acquire all of the outstanding shares of DSG’s common stock not already owned by LKCM Headwater and its affiliates for $35.00 per share in cash (the “Share Acquisition Consideration”) and the Escrow Issuer will merge with and into DSG, with DSG continuing as the surviving corporation, at which point DSG will assume all of the Escrow Issuer’s rights and obligations under the Notes and DSG’s subsidiaries that are obligors under DSG’s existing credit agreement will become guarantors of the Notes. The Merger is subject to customary closing conditions, including obtaining the requisite approval of DSG’s stockholders. There can be no assurance that the conditions to the Merger will be satisfied or that the Merger will be consummated.

Upon their release from escrow (assuming the conditions to such release are satisfied), the gross proceeds from the Offering, together with proceeds from an equity contribution from LKCM Headwater into DSG are expected to be used to (i) fund the payment of the Share Acquisition Consideration to consummate the Merger, (ii) repay a portion of DSG’s outstanding indebtedness under its existing credit agreement, (iii) pay the fees and expenses of the Offering, the Merger and other transactions related thereto and (iv) for general corporate purposes, including to finance future acquisitions.

The Notes and the related guarantees have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A of the Securities Act and to non-U.S. persons outside of the United States in compliance with Regulation S of the Securities Act.

This press release is issued pursuant to Rule 135c of the Securities Act and shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of, any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Distribution Solutions Group, Inc.

DSG is a premier multi-platform specialty distribution company providing high-touch, value-added distribution solutions to the maintenance, repair & operations (MRO), original equipment manufacturer (OEM) and industrial technologies markets. DSG was formed through the strategic combination of Lawson Products, a leader in MRO distribution of C-parts, including the Canada Branch Division; Gexpro Services, a leading global supply chain services provider to manufacturing customers; and TestEquity, a leader in electronic test & measurement solutions.

Through its collective businesses, DSG is dedicated to helping customers lower their total cost of operation by increasing productivity and efficiency with the right products, expert technical support and fast, reliable delivery to be a one-stop solution provider. DSG serves over 200,000 customers in several diverse end markets supported by approximately 4,300 dedicated employees and strong vendor partnerships. DSG ships from strategically located distribution and service centers to customers in North America, Europe, Asia, South America and the Middle East.

For more information on Distribution Solutions Group, please visit www.distributionsolutionsgroup.com.

Additional Information About the Merger and Where to Find It

In connection with the Merger, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Proxy Statement”). Additionally, on September 1, 2026, in connection with the Merger, the Company, LKCM and certain of their respective affiliates jointly filed with the SEC a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Proxy Statement and a proxy card will be sent or otherwise made available to stockholders of the Company entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document that the Company may file with the SEC in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Investors and security holders will be able to obtain copies of the Proxy Statement, the Schedule 13E-3 and other documents filed with the SEC by the Company free of charge from the SEC’s website at www.sec.gov or from the Company’s website.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its most recent annual meeting (the “Annual Proxy Statement”) of stockholders and in other documents filed by the Company with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Merger are included in the Schedule 13E-3 and will also be included in the Proxy Statement and other materials to be filed with SEC in connection with the Merger. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Forward Looking Statements

This release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe-harbor” provisions under the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. The terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and variations of them and other words and terms of similar meaning and expression (and the negatives of such words and terms) are intended to identify forward-looking statements.

Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts, including those statements relating to the consummation of the Offering by the Escrow Issuer, the obtaining of the requisite approval of the Merger by DSG stockholders, the consummation of the Merger and the satisfaction of the conditions to the release of the gross proceeds of the Offering from the escrow account. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. DSG can give no assurance that any goal or plan set forth in forward-looking statements can be achieved, and DSG cautions readers not to place undue reliance on such statements. DSG undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise. Each forward-looking statement speaks only as of the date on which such statement is made, and DSG undertakes no obligation to update any such statement to reflect events or circumstances arising after such date. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including the failure of the Escrow Issuer to consummate the Offering, the failure to obtain the requisite consent to the Merger by DSG stockholders, the failure to consummate the Merger and the failure to satisfy the conditions for the release of the gross proceeds of the Offering from the escrow account. Certain risks associated with DSG’s business are also discussed from time to time in the reports DSG files with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K or other reports the Company may file from time to time with the SEC, which should be reviewed carefully.

For Further Information Contact:

Company:

Distribution Solutions Group, Inc.

Ronald J. Knutson

Executive Vice President, Chief Financial Officer and Treasurer

1-888-611-9888

Investor Relations:

Three Part Advisors, LLC

Steven Hooser/Sandy Martin

214-872-2710 / 214-616-2207